SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 14, 2003



                           PAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



   Delaware                         1-9720                      16-1434688
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



    PAR Technology Park
    8383 Seneca Turnpike
    New Hartford, NY                                           13413-4991
   (Address of principal executive offices)                    (Zip Code)



 Registrant's telephone number, including area code:             (315) 738-0600

Preliminary Statement

This statement is being filed voluntarily by PAR Technology Corporation (the "Company") pursuant to Item 12 of Form 8-K, Current Report.



Item 7. Financial Statements and Exhibits
-----------------------------------------

Exhibits

     Exhibit 99.1

     Press release dated April 14, 2003.



Item 12. Results of Operations and Financial Condition
------------------------------------------------------

The information required by this item is incorporated by reference to a press release dated April 14, 2003, wherein is attached as an exhibit to this form.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  April 18, 2003


                                         RONALD J. CASCIANO
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

Exhibit 99.1



                           PAR TECHNOLOGY CORPORATION
        - MODIFIES TAX ALLOCATION ON CONTINUED AND DISCONTINUED RESULTS-
        -----------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

(New Hartford, NY, April 14, 2003)----- PAR Technology Corporation (NYSE: PTC) today announced that it has modified the allocation of its accrual for income tax as between continuing and discontinued operations from what was previously reflected in the Company's financial results for the quarter and year ended December 31, 2002 and for quarter and fiscal year ended December 31, 2001 (as restated), which were released on March 28, 2003. This adjustment does not involve any change in the Company's underlying operating results for those or any other periods.

As a result of this adjustment, PAR's income from continuing operations for fiscal year 2002 has been adjusted to $2.6 million, or $0.32 per diluted share, from $2.4 million, or $0.29 per diluted share, as originally reported.

For fiscal year 2001, the Company's income from continued operations has been adjusted to $2.1 million, or $0.27 per diluted share, from $1.9 million, or $0.24 per diluted share, as restated on March 28, 2003.

PAR's income from continuing operations in the fourth quarter of 2002 has been adjusted to $363,000, or $0.04 per diluted share, from $329,000, or $0.04, per diluted share, as originally reported.

PAR's income from continuing operations in the fourth quarter of 2001 has been adjusted to $551,000, or $0.07 per diluted share, from $588,000, or $0.08, per diluted share, as originally reported.

These modifications will be noted in the financial statements filed when the Company files its 2002 Annual Report on Form 10-K this week.

The Company notes that this revision had no effect on the Company's previously announced net income, shareholder's equity, cash balances, balance sheet, or underlying results of operations.

PAR is a leading provider of professional services and enterprise business intelligence hardware and software systems. PAR is the world's largest supplier of Restaurant to Enterprise solutions to the quick service restaurant market with over 30,000 systems installed in over 95 countries. Additionally, PAR is a leader in providing computer based system design and engineering services to the Department of Defense and other Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information on PAR visit the Company's website at www.partech.com.

                                       ###

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENT OF INCOME
                     (In Thousands Except Per Share Amounts)


                                                     (Unaudited)
                                                For the three months         For the year
                                                 ended December 31,        ended December 31,
                                                            Restated                  Restated
                                                  2002         2001         2002         2001
                                               ---------    ---------    ---------    ---------
Net revenues:
     Product ...............................   $  15,420    $  16,075    $  59,153    $  50,272
     Service ...............................       8,887        8,501       36,553       33,572
     Contract ..............................       9,956        7,975       37,975       30,510
                                               ---------    ---------    ---------    ---------
                                                  34,263       32,551      133,681      114,354
                                               ---------    ---------    ---------    ---------
Costs of sales:
     Product ...............................      10,008       10,284       39,643       33,506
     Service ...............................       7,412        7,152       30,081       27,163
     Contract ..............................       9,469        7,085       35,501       28,332
                                               ---------    ---------    ---------    ---------
                                                  26,889       24,521      105,225       89,001
                                               ---------    ---------    ---------    ---------

           Gross margin ....................       7,374        8,030       28,456       25,353
                                               ---------    ---------    ---------    ---------

Operating expenses:
     Selling, general and administrative ...       5,568        5,673       19,540       16,774
     Research and development ..............       1,408        1,460        5,400        5,565
                                               ---------    ---------    ---------    ---------
                                                   6,976        7,133       24,940       22,339
                                               ---------    ---------    ---------    ---------

Income from operations .....................         398          897        3,516        3,014
Other income (expense) .....................          87         (181)          (9)        (313)
                                               ---------    ---------    ---------    ---------
Income before provision for
   income taxes ............................         485          716        3,507        2,701
Provision for income taxes .................        (122)        (165)        (884)        (621)
                                               ---------    ---------    ---------    ---------
Income from continuing operations ..........         363          551        2,623        2,080
Discontinued operations
     Loss from operations of
       Discontinued Component (including
       Loss on disposal of $830,000 in 2002)         (70)        (617)      (2,516)      (2,335)
     Income tax benefit ....................          18          142          634          537
                                               ---------    ---------    ---------    ---------
     Loss on discontinued operations .......         (53)        (475)      (1,882)      (1,798)
                                               ---------    ---------    ---------    ---------
Net income .................................   $     310    $      76    $     741    $     282
                                               =========    =========    =========    =========



                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENT OF INCOME
                     (In Thousands Except Per Share Amounts)


                                               (Unaudited)
                                          For the three months       For the year
                                           ended December 31,      ended December 31,
                                                     Restated                 Restated
                                            2002       2001        2002         2001
                                         ---------   --------    --------     --------
Basic:
     Income from continuing operations   $     .05        .07         .33         .27
     Loss from discontinued operations   $    (.01)      (.06)       (.24)       (.23)
        Net income ...................   $     .04        .01         .09         .04

Diluted:
     Income from continuing operations   $     .04        .07         .32         .27
     Loss from discontinued operations   $    (.01)      (.06)       (.23)       (.23)
        Net income ...................   $     .04        .01         .09         .04

Weighted average shares outstanding
     Basic ...........................       8,060      7,734       7,933       7,726
                                         =========   ========    ========    ========
     Diluted .........................       8,594      7,832       8,315       7,799
                                         =========   ========    ========    ========

